Exhibit 10.1

FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (herein called this “Amendment”) is made and entered into to be effective as of the 27th day of October, 2017, by and between Nuvo Riverside, LLC, a Florida limited liability company (herein called “Seller”), and SST IV Acquisitions, LLC, a Delaware limited liability company (herein called “Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have heretofore entered into that certain Purchase and Sale Agreement dated on or about August 18, 2017 (herein called the “Contract”), respecting certain improved real property located at 10384 Riverside Drive, Palm Beach Gardens, Florida 33915, all as more particularly described in the Contract; and

WHEREAS, Seller and Purchaser desire to modify the Contract, all as more particularly set forth below.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Approval Period. Section 4.1.1 of the Contract is hereby modified to provide that the Approval Period shall expire at 5:00 p.m. Central Time on December 14, 2017.

2. Miscellaneous.

(a) Seller and Purchaser hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:

Nuvo Riverside, LLC, a Florida limited liability company

By:	/s/ Gary Cardamone
Name: Gary Cardamone
Title: Manager

PURCHASER:

SST IV Acquisitions, LLC, a Delaware limited liability company

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: Chief Executive Officer